UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 5, 2021

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

627 Davis Drive,

Suite 400

Morrisville, North Carolina 27560

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	HTBX	The Nasdaq Stock Market (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement

On October 5, 2021, Scorpion Biological Services, Inc. (“Scorpion”), a subsidiary of Heat Biologics, Inc. (the “Company”) entered into a lease (the “Lease”) with Merchants Ice II, LLC (the “Landlord”), pursuant to which the Company will lease approximately 20,144 square feet of office and lab space located at 1305 E. Houston Street, San Antonio, Texas 78205 (the “Premises”) for general office, laboratory, research, analytical, and/or biomanufacturing purposes. The date on which Scorpion will become responsible for paying rent under the Lease (the “Lease Commencement Date”) will be the earlier of (i) the date Scorpion takes possession of any part of the Premises for manufacturing or otherwise or (ii) the date the landlord substantially completes the landlord work and tenant improvements at the Premises. The initial term of the Lease will commence on the Lease Commencement Date and expire one hundred and eighty (180) months after the Lease Commencement Date, unless sooner terminated. Scorpion’s monthly base rent for the Premises will start at $50,360.00 commencing on the Lease Commencement Date and will increase at the rate of three percent (3%) on an annual basis up to a maximum monthly base rent of $76,174.02. During the first twelve (12) months of the Lease, Scorpion will receive a rent abatement from the Landlord of $10,911.33 per month, such that Scorpion’s monthly base rent payments will be reduced to $39,448.67 per month. Scorpion will also be obligated to pay the Landlord for certain costs, taxes and operating expenses as specified in the Lease.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the Lease, a complete copy of which is incorporated herein by reference and is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The descriptions of the Lease in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K are incorporated by reference in their entirety into this Item 2.03.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Exhibit Description

10.1	Lease between Merchants Ice II, LLC and Heat Biologics, Inc. dated October 5, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2021	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer